                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

Date of Report:  September 25, 1995



                  Source One Mortgage Services Corporation
           (Exact name of registrant as specified in its charter)


    Delaware                      1-12898                  38-2011419
    --------                      -------                  ----------
(State or other                 (Commission              (I.R.S. Employer
jurisdiction                    File Number)             Identification No.)
of incorporation)              Formerly 96868

27555 Farmington Road
Farmington Hills, Michigan                                 48334-3357
--------------------------                                 ----------
(Address of principal                                      (Zip Code)
  executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total pages:  7

Item 5.  Other Events
         ------------

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

        See the Report to the Trustee and the Report to the Certificate holders for the month of September 1995 attached hereto as Exhibit A and Exhibit B, respectively.



                                   SIGNATURE
                                   ---------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SOURCE ONE MORTGAGE SERVICES CORPORATION
                                   (Registrant)


Date:  September 25, 1995          By:                 John M. Matous
       ------------------              --------------------------------------
                                                       John M. Matous
                                                       Vice President

                             SERVICER'S CERTIFICATE
                             ---------- -----------

                       September,             1995
                       ----------            ------
                        (month)               (year)

                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee), governing the Certificates referred to above, the company hereby certifies to the Trustee:


(a) As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:                    $ 2,664,026.56
                                                             --------------
      (2)  Aggregate Payments to date are:                   $     -0-
                                                             --------------

      (3)  Net recoveries to date are:                       $     -0-
                                                             --------------

      (4)  The Amount Available for this month is:           $ 2,664,026.56
                                                             --------------

      (5)  The Delinquency Amount for this month is:         $     -0-
                                                             --------------

      (6)  The Repurchase Amount for this month is:          $     -0-
                                                             --------------

      (7)  The amount to be distributed to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribu-
           tion or withdrawal in future months is:           $    45,862.78
                                                             --------------

      (8)  The Amount of Payment for this month is:          $     -0-
                                                             --------------

      (9)  Estimated Net Recoveries for month are:           $     -0-
                                                             --------------

      (10)  The Amount of Additional Payments for this
            month is:                                        $     -0-
                                                             --------------

      (11)  The amount of (8) above allocable to (5)
            above is:                                        $     -0-
                                                             --------------

      (12)  The amount of (8) above allocable to (6)
            above is:                                        $     -0-
                                                             --------------


      (13)  The amount to be distributed on the
            Distribution Date for this month per Single
            Certificate is:

                                    Principal:            $       6.0405
                                                          --------------

                                    Interest:             $       7.8237
                                                          --------------

                                    Total:                $      13.8642
                                                          --------------


(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are
     identified in Exhibit B to the Agreement as Loan numbers       -0-     .
                                                              --------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                    SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                                        By:            John M. Matous
                                                  -----------------------------
                                                       John M. Matous
                                                       Vice President

                                                                       EXHIBIT B
                                                                       ---------
                         Report to Certificate Holders
                         -----------------------------

                            September,        1995
                            ----------      -------
                             (month)        (year)

                   Source One Mortgage Services Corporation
                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1 , 1985 (the "Agreement"), between Source
One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing and undivided 1/3308 th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date of each month.

As of the close of business on the Business Day next preceding the Determination Date for this month:


(1)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to scheduled
     repayments (not including prepayments) of principal
     of the Loans in the Pool is:                             $    4.7156
                                                              -----------

(2)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to prepayments
     (not including scheduled repayments) of principal of
     the Loans in the Pools is:                               $    1.3249
                                                              -----------



(3)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to payments of
     interest on the Loans in the Pool is:                    $    7.8237
                                                              -----------




(4)  The amount of servicing compensation received by
     the Company during the  current month is:          $     3,257.78
                                                        --------------


(5)  The aggregate outstanding principal
     amount of the Loans in the Pool net of
     the current distribution is:                       $ 2,680,639.75
                                                        --------------
                                                         Certif. Bal.

(6)  The number and aggregate principal balances
     of the Loans in the Pool delinquent one
     month are:                                         5  loans with a
                                                        principal balance
                                                        of $150,829.81
                                                        --------------

(7)  The number and aggregate principal balances of
     the Loans in the Pool delinquent two or more
     months are:                                        2 loans with a
                                                        principal balance
                                                        of $ 85,090.54
                                                        --------------

(8)  The book value of any collateral acquired by
     the Pool through foreclosure or otherwise is:      $      0
                                                        --------------

(9)  The current ratio of the amount available in
     the Trust for payments to Certificate holders
     (after adjustment to reflect amounts to be
     distributed this month) to the aggregate
     principal balance of the Loans in the
     Pool net of this distribution is:                    99% to 1
                                                        --------------

(10) The Company should give
     any other customary information as the
     Company deems necessary or desirable to
     enable Certificate holders to prepare
     their tax returns.



                                       SOURCE ONE MORTGAGE SERVICES CORPORATION,
                                       -----------------------------------------
                                       as Servicing Agent



                                       By:       John M. Matous
                                           -----------------------------------
                                                 John M. Matous
                                                 Vice President

                             CMBS TRUSTEE REPORT
                                September 1995



Certificate Account Balance - Prior                                  52,538.30

Deposits

  Principl                                                           51,348.09
  Interest                                                           27,477.53
  Advances                                                                 .00
  Liquidation Proceeds                                                     .00
  Insurance Proceeds                                                       .00
  PMI Proceeds                                                             .00
  Repurchase Proceeds                                                      .00

Withdrawals                                                                .00

Reimbursements

  Restoration of Uninsured Property                                        .00
  Liquidation Expenses                                                     .00
  Expenses for Welfare of Certificate Holders                              .00
  Advances                                                                 .00

Payment to Certificate Holders 09-25-95                              45,862.78

Servicing Compensation                                                3,257.78

Excess of Liquidation Proceeds Passed Thru                                 .00

Certificate Account Balance - Current                                45,410.86

Loans Two or More Months Delinquent = 2                              85,090.54




                                        SOURCE ONE MORTGAGE SERVICES CORPORATION



                                        BY:      John M. Matous
                                           -----------------------------
                                                 John M. Matous
                                                 Vice President